UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
___________________

FORM 8‑K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2017

TIVITY HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 614-4929
(Registrant's telephone number, including area code)

____________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting was held on May 25, 2017, at which a total of 35,556,510 shares of the Company's common stock, out of a total of 39,188,902 shares of the Company's common stock outstanding and entitled to vote, were present in person or represented by proxies.

(b) The following proposals were voted upon at the Annual Meeting:

(i)
To elect Archelle Georgiou, M.D., Robert J. Greczyn, Jr., Peter A. Hudson, M.D., Bradley S. Karro, Paul H. Keckley, Ph.D., Conan J. Laughlin, Lee A. Shapiro, Donato J. Tramuto and Kevin G. Wills as directors of the Company. The results of the election of the above-mentioned nominees were as follows:

	For	Against	Abstain from Voting	Broker Non-Votes
Archelle Georgiou, M.D.	32,907,412	197,812	1,528	2,449,758
Robert J. Greczyn, Jr.	32,995,384	109,336	2,032	2,449,758
Peter A. Hudson, M.D.	33,016,573	88,451	1,728	2,449,758
Bradley S. Karro	32,918,102	186,381	2,269	2,449,758
Paul H. Keckley, Ph.D.	32,980,449	120,572	5,731	2,449,758
Conan J. Laughlin	32,909,478	195,222	2,052	2,449,758
Lee A. Shapiro	33,016,231	88,083	2,438	2,449,758
Donato J. Tramuto	33,016,974	88,439	1,339	2,449,758
Kevin G. Wills	33,017,140	87,580	2,032	2,449,758

(ii)	To consider and act upon a non-binding, advisory vote to approve compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain from Voting	Broker Non-Votes
32,361,011	728,283	17,458	2,449,758

(iii)	To consider and act upon a non-binding, advisory vote on the frequency of future advisory votes to approve compensation of the named executive officers. The voting results were as follows:

Three Years	Two Years	One Year	Abstain from Voting	Broker Non-Votes
4,899,822	10,882	28,181,477	14,571	N/A

(iv)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2017. The voting results were as follows:

For	Against	Abstain from Voting	Broker Non-Votes
35,170,290	378,937	7,283	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TIVITY HEALTH, INC.

By:	/s/ Glenn Hargreaves
Glenn Hargreaves Interim Chief Financial Officer

Date:  May 25, 2017